UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 22, 2014

SMACK SPORTSWEAR, INC.

(Exact name of registrant as specified in its charter)

000-53049

(Commission File Number)

Nevada	26-1665960	26-0685980
(State or other jurisdiction	(I.R.S. Employer Identification No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

20316 Gramercy Place

Torrance, CA 90501

(Address of principal executive offices)

(310) 787-1222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers

On September 22, 2014, William Sigler resigned as the Chief Executive Officer of Smack Sportswear, Inc., a Nevada corporation (the “Company”), effective immediately. There are no disagreements between Mr. Sigler and the Company on any matter relating to the Company’s SEC filings, accounting, operations, policies, or practices. Mr. Sigler will continue to serve as a member of the board of directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2014	SMACK SPORTSWEAR, INC.

/s/ Doug Samuelson
Doug Samuelson Chief Financial Officer